EXHIBIT 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jefferson Bancshares, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), the undersigned certify, pursuant to 18 U.S.C. §1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ Anderson L. Smith
Anderson L. Smith
President and Chief Executive Officer (principal executive officer)

/s/ Jane P. Hutton
Jane P. Hutton
Chief Financial Officer, Treasurer and Secretary (principal financial and accounting officer)

Date: September 27, 2011